THIRD AMENDMENT TO CREDIT AGREEMENT

                  This Third Amendment is made as of the 4th day of January, 1996, by and among G&K SERVICES, INC. ("G&K"), WORK WEAR CORPORATION OF CANADA LTD. ("Work Wear"; G&K and Work Wear, as the context requires, may be hereinafter referred to collectively as the "Companies" and individually as a "Company"), NBD BANK (formerly known as NBD Bank, N.A.) ("NBD USA"), NBD BANK, CANADA ("NBD Canada"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest") and HARRIS TRUST AND SAVINGS BANK ("Harris"; NBD USA, NBD Canada, CIBC and Norwest and Harris, as the context requires, may be hereinafter referred to collectively as the "Banks" and individually as a "Bank").

                                    RECITALS

                  The Companies and the Banks have entered into a Credit Agreement dated as of June 21, 1994, as amended by a First Amendment dated November 28, 1994, and a Second Amendment dated May 18, 1995 (as amended, the "Credit Agreement") under which NBD USA, Norwest and Harris have agreed to make certain revolving credit loans to and issue letters of credit for the account of G&K (the "Tranche A Facility") and NBD Canada and CIBC have agreed to make certain revolving credit loans to and issue banker's acceptances for the account of Work Wear (the "Tranche B Facility").

                  G&K and Work Wear have requested that certain covenants in the Credit Agreement be amended and the Banks have agreed to such request, all pursuant to the terms and subject to the conditions set forth in this Third Amendment.

                  ACCORDINGLY, in consideration of the premises, the Companies and the Banks hereby agree as follows:

                   1. Definitions. Except as otherwise expressly set forth herein, all capitalized terms in this Third Amendment which are defined in the Credit Agreement shall have the same meanings assigned to them in the Credit Agreement.

                   2. Representations and Warranties. To induce the Banks to enter into this Third Amendment, the Companies hereby represent and warrant as follows:

                  (a) The Loan Documents constitute the legal, valid and binding agreements of each Company (to the extent a Company is a party thereto), are subject to no defenses, counterclaims, rights of offset or recoupment and are enforceable in accordance with their respective terms.

                  (b) The Guaranties of G&K to NBD Canada and CIBC constitute the legal, valid and binding obligations of G&K, are subject to no defenses, counterclaims, rights of offset or recoupment and are enforceable in accordance with their respective terms.

                  (c) The representations and warranties contained in Section 9 of the Credit Agreement are true and correct as of the date hereof as though made on and as of this date, except to the extent that such representations and warranties relate solely to an earlier date.

                  (d) No event has occurred and is continuing or would result from the execution and delivery of this Third Amendment and the ancillary documents contemplated hereby which constitutes or would constitute a default or an event of default under the Credit Agreement, the Met Life Loan Agreement or any other agreement, indenture, evidence of indebtedness or other obligation of either of the Companies.

                   3. Reduction in Interest on Eurodollar Loans. Section 4.4.2 of the Credit Agreement is hereby amended by deleting the reference to "one and one-half percent (1 1/2%)" as it appears in clause (ii) thereof and inserting in place thereof the clause "one and one-quarter percent (1 1/4%)".

                   4. Reduction in Acceptance Fee. Section 3.7(c) of the Credit Agreement is hereby amended by deleting the reference to "one and one-half percent (1.50%)" as it appears therein and inserting in place thereof the clause "one and one-quarter percent (1.25%)".

                   5. Increase in Expenditures for Fixed Assets. Section 11.9 of the Credit Agreement is hereby amended by deleting the reference to "U.S. $33,000,000" as it appears therein across from the fiscal year 1996 and inserting in place thereof the term "U.S. $38,000,000".

                   6.      Miscellaneous.

                  (a) The Companies hereby release and forever discharge the Banks and each of their respective former and present directors, officers, employees, agents and representatives of and from every and all claims, demands, causes of action (at law or in equity) and liabilities of any kind or nature, whether known or unknown, liquidated or unliquidated, absolute or contingent, which the Companies ever had, presently have or claim to have against a Bank or any of its respective directors, officers, employees, agents or representatives of or relating to events, occurrences, actions, inactions or other matters of or relating to the Credit Agreement, any Loan Document or the Guaranties or any actions or inactions hereunder or thereunder which occurred prior to the date of this Third Amendment.

                  (b) The Companies hereby reaffirm their agreement under
         Section 16.6 of the Credit Agreement to pay or reimburse Norwest, among other costs and expenses, for all expenses incurred by Norwest in connection with the amendment, performance or enforcement of the Loan Documents, including without limitation, all reasonable fees and disbursements of legal counsel to Norwest in connection with the preparation of this Third Amendment.

                  (c) Except as expressly amended hereby, all provisions of the Loan Documents and the Guaranties shall remain in full force and effect. After the effective date hereof, each reference in any Loan Document, the Guaranties or any other document executed in connection with the Credit Agreement to "this Agreement", "hereunder" or "hereof" or words of like import referring to the Credit Agreement or the Guaranties, respectively, shall be deemed and refer to the Credit Agreement or the Guaranties, as the case may be, as amended hereby.

                  (d) This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one in the same one and the same instrument.

                  (e) The execution of this Third Amendment and acceptance of any documents related hereto shall not be deemed a waiver of any Default or Event of Default under any Loan Document, whether or not existing on the date of this Third Amendment.

                  (f) This Third Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota.


                  IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the day and year first above mentioned.

                                             G&K SERVICES, INC.

                                             By (Illegible Signature)
                                             Its Secretary/Treasurer


                                             WORK WEAR CORPORATION
                                             OF CANADA LTD.

                                             By (Illegible Signature)
                                             Its Secretary/Treasurer


                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION

                                             By (Illegible Signature)
                                             Its Vice President


                                             NBD BANK

                                             By (Illegible Signature)
                                             Its Second Vice President


                                             HARRIS TRUST AND SAVINGS BANK

                                             By (Illegible Signature)
                                             Its Vice President


                                             NBD BANK, CANADA

                                             By (Illegible Signature)
                                             Its Assistant Vice President


                                             CANADIAN IMPERIAL BANK
                                             OF COMMERCE

                                             By (Illegible Signature)
                                             Its Credit Designer